Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

General Motors Financial Company, Inc. (“GMF”) General Motors Financial of Canada, Ltd. (the “Sponsor”) 801 Cherry Street, Suite 3500 Fort Worth, Texas 76102	4 June 2026

Re:	GMF Canada Leasing Trust (the “Trust”)

Asset-Backed Notes, Series 2026-1 (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by GMF, the Sponsor, CIBC World Markets Corp., CIBC World Markets Inc., BMO Capital Markets Corp., BMO Nesbitt Burns Inc., RBC Capital Markets, LLC, RBC Dominion Securities Inc., Scotia Capital (USA) Inc. and Scotia Capital Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a designated pool of automobile, van, light duty truck and utility vehicle lease agreements (the “Leases”) and the corresponding leased vehicles relating to the Trust’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, GMF, on behalf of the Sponsor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):

i.

Labeled “GCOLT 2026-1_Final Cut_DATA_TAPE_DIST.xlsx” and the corresponding record layout and decode information, as applicable (the “Base Data File”), that GMF, on behalf of the Sponsor, indicated contains information as of 11 May 2026 (the “Cutoff Date”) relating to the Leases and

ii.

Labeled “GCOLT 2026-1 EY Random Sample Tape.xlsx” and the corresponding record layout and decode information, as applicable (the “Identification Sample Data File”), that GMF, on behalf of the Sponsor, indicated contains information relating to the Sample Leases (as defined in Attachment A),

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.

The motor vehicle lease agreement and corresponding contract cure letter, substitution of collateral agreement, bi-weekly payment addendum and/or amendment (collectively and as applicable, the “Lease Agreement”),

ii.

The personal property security act (“PPSA”) document, owner’s certificate of insurance and vehicle license or other related documents (collectively and as applicable, the “Vehicle Ownership Documentation”),

iii.	Certain printed screen shots and payment histories from GMF’s servicing systems (the “Servicing System Screen Shots”),

iv.

Certain printed screen shots and account summary information from GMF’s loan origination systems (the “Origination System Screen Shots,” together with the Servicing System Screen Shots, the “System Screen Shots”),

v.	The borrower credit application or application for financing (collectively and as applicable, the “Credit Application”) and

vi.

The agreement to provide insurance, binder of insurance, confirmation of accidental physical damage insurance, supplemental provisions, notice of requirement to provide insurance, insurance verification form, insurance coverage acknowledgement, agreement to furnish insurance policy, property insurance disclosure or other related documents (collectively and as applicable, the “Agreement to Provide Insurance”), as applicable, that GMF, on behalf of the Sponsor, indicated relate to the Sample Leases,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Sponsor is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by GMF, on behalf of the Sponsor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by GMF, on behalf of the Sponsor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Sponsor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

4 June 2026

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.

As instructed by GMF, on behalf of the Sponsor, we randomly selected a sample of 150 Leases from the Base Data File (the “Sample Leases”). For the purpose of this procedure, GMF, on behalf of the Sponsor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Base Data File.

For the purpose of the procedures described in this report, the 150 Sample Leases are referred to as Sample Lease Numbers 1 through 150.

2.

As instructed by GMF, on behalf of the Sponsor, we appended the information for each Sample Lease on the Base Data File, as applicable, with the corresponding information, all as shown on the Identification Sample Data File, as applicable. The Base Data File, as adjusted, is hereinafter referred to as the “Data File.”

3.	For each Sample Lease, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by GMF, on behalf of the Sponsor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by GMF, on behalf of the Sponsor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

b.	Observed the existence of Vehicle Ownership Documentation.

c.

Observed that “General Motors Financial of Canada, Ltd. (or d/b/a)” was the named lien holder or owner, as shown in the Vehicle Ownership Documentation, or that the lien holder has assigned the vehicle corresponding to such Sample Lease to “General Motors Financial of Canada, Ltd. (or d/b/a),” as shown in the Vehicle Ownership Documentation, subject to the additional instruction(s) provided by GMF, on behalf of the Sponsor, described in the succeeding paragraph(s).

For the purpose of this procedure, GMF, on behalf of the Sponsor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

d.	Observed the existence of a Credit Application.

Attachment A Page 2 of 2

e.	Observed that the Origination System Screen Shots contained a credit bureau report summary.

f.

Observed the existence of an Agreement to Provide Insurance or observed that the Lease Agreement contained a section titled “Insurance you must have on the vehicle” (except for the Sample Leases described in the succeeding paragraph of this Item).

For Sample Leases that an Agreement to Provide Insurance was not provided or that the Lease Agreement did not contain a section titled “Insurance you must have on the vehicle,” we observed that proof of insurance was noted in the Vehicle Ownership Documentation.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)
Loan account number	Lease Agreement and Servicing System Screen Shots

Application number	Origination System Screen Shots

Vehicle identification number	Lease Agreement, Vehicle Ownership Documentation and Servicing System Screen Shots

Maturity date	Lease Agreement and Servicing System Screen Shots

Original term to maturity	Lease Agreement and Servicing System Screen Shots

Monthly base rent payment	(a) Lease Agreement and (b) (i) Servicing System Screen Shots or (ii) Servicing System Screen Shots and recalculation

Model type (new/used)	Lease Agreement and Servicing System Screen Shots

Vehicle make	Lease Agreement and Servicing System Screen Shots

Vehicle model	Lease Agreement and Servicing System Screen Shots

Vehicle year	Lease Agreement and Servicing System Screen Shots

Province	Lease Agreement and Servicing System Screen Shots

Contract residual	Lease Agreement and Servicing System Screen Shots

Contract date	Lease Agreement

Lease commencement date	Servicing System Screen Shots

Bureau score	Origination System Screen Shots

Contract rate	Origination System Screen Shots

Remaining term to maturity	(a) Servicing System Screen Shots, (b) Servicing System Screen Shots, Lease Agreement and recalculation or (c) Servicing System Screen Shots and recalculation

Notes:

i.	The loan account number and application number Sample Characteristics are for identification purposes only.

Exhibit 1 to Attachment A Page 2 of 4

ii.

For the purpose of comparing the vehicle identification number, maturity date, original term to maturity, monthly base rent payment, model type (new/used), vehicle make, vehicle model, vehicle year, province, contract residual and contract date Sample Characteristics for which GMF, on behalf of the Sponsor, provided us with more than one Lease Agreement, GMF, on behalf of the Sponsor, instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the Lease Agreements. We performed no procedures to reconcile any differences that may exist between the Lease Agreements for the indicated Sample Characteristics.

iii.	For the purpose of comparing the maturity date Sample Characteristic, GMF, on behalf of the Sponsor, instructed us to:

a.

Note agreement if the maturity date, as shown on the Data File, is the 1st of the month following a maturity date that falls on the 29th, 30th or 31st day of the month, or on the 28th day of February, as shown in the Lease Agreement, and

b.	Ignore differences of +/- 1 day.

iv.

For the purpose of comparing the monthly base rent payment, GMF, on behalf of the Sponsor, instructed us to use the base rent, as shown in the Servicing System Screen Shots, or, if the Servicing System Screen Shots did not contain the base rent, GMF, on behalf of the Sponsor, instructed us to recalculate the monthly base rent payment by subtracting the:

a.	Earned taxes from

b.	Regular payment,

both as shown in the Servicing System Screen Shots.

v.

For the purpose of comparing the model type (new/used) Sample Characteristic, GMF, on behalf of the Sponsor, instructed us to note agreement with a model type (new/used) of “N” or “D,” as shown on the Data File, if the corresponding model type (new/used), as shown in the Lease Agreement, was “demonstrator” or “demo,” as applicable.

vi.

For the purpose of comparing the vehicle make, vehicle model and province Sample Characteristics, GMF, on behalf of the Sponsor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

vii.	For the purpose of comparing the contract date Sample Characteristic, GMF, on behalf of the Sponsor, instructed us to:

a.	Use the contract date next to the borrower’s signature, as shown in the Lease Agreement, and

b.	Ignore differences of +/- 1 day.

viii.	GMF, on behalf of the Sponsor, instructed us not to compare the bureau score Sample Characteristic for any Sample Lease with a bureau score of <blank> or “0,” as shown on the Data File.

Exhibit 1 to Attachment A Page 3 of 4

ix.	For the purpose of comparing the contract rate Sample Characteristic, GMF, on behalf of the Sponsor, instructed us to ignore differences of +/- 0.01% or less.

x.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease with a payment type of “monthly,” as shown in the Servicing System Screen Shots (except for Sample Lease Numbers 92 and 104), GMF, on behalf of the Sponsor, instructed us to use the Servicing System Screen Shots as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 92 and 104, GMF, on behalf of the Sponsor, instructed us to recalculate the remaining term to maturity by subtracting the:

a.	Number of billed monthly base payments prior to the Cutoff Date, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note, from

b.	Original term to maturity, as shown in the Servicing System Screen Shots.

For the purpose of this procedure, GMF, on behalf of the Sponsor, instructed us to calculate the number of billed monthly base payments prior to the Cutoff Date for Sample Lease Number 92 as the difference in months between the:

(1)	Lease date, as shown in the Lease Agreement, and

(2)	Cutoff Date.

For the purpose of this procedure, GMF, on behalf of the Sponsor, instructed us to calculate the number of billed monthly base payments prior to the Cutoff Date for Sample Lease Number 104 as the difference in months between the:

(1)	Contract date, as shown in the Lease Agreement, and

(2)	Cutoff Date.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease with a payment type of “bi-weekly,” as shown in the Servicing System Screen Shots (except for Sample Lease Numbers 4, 20, 23, 31, 32, 33, 48, 57, 59, 71, 74, 84, 108, 128 and 133), GMF, on behalf of the Sponsor, instructed us to recalculate the remaining term to maturity by:

a.	Dividing the:

(1)	Remaining term to maturity, as shown in the Servicing System Screen Shots, by

(2)	The quotient of 26 and 12 and

b.	Truncating the result obtained above to the nearest integer,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

Exhibit 1 to Attachment A Page 4 of 4

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 4, 20, 23, 31, 32, 33, 48, 57, 59, 71, 74, 84, 108, 128 and 133, GMF, on behalf of the Sponsor, instructed us to recalculate the remaining term to maturity by:

a.	Dividing the:

(1)	Remaining term to maturity, as shown in the Servicing System Screen Shots, by

(2)	The quotient of 26 and 12 and

b.	Rounding the result obtained above to the nearest integer,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

GMF, on behalf of the Sponsor, indicated that certain of the Servicing System Screen Shots contained account activity that occurred after the Cutoff Date. For the purpose of comparing or recalculating, as applicable, the remaining term to maturity Sample Characteristic, GMF, on behalf of the Sponsor, instructed us to only consider account activity shown in the Servicing System Screen Shots that occurred on or prior to the Cutoff Date.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by GMF, on behalf of the Sponsor, described in the notes above.